                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report(Date of earliest event reported):January 21,2003(October 15,2002)
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                       INNOVATIVE CLINICAL SOLUTIONS, LTD.
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             (Exact name of registrant as specified in its charter)

                                    Delaware

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                 (State or other jurisdiction of incorporation)

         0-27568                                                  65-0617076
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   (Commission File Number)              (IRS Employer Identification Number)

               10 Dorrance Street, Suite 400, Providence, RI 02903
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                    (Address of principal executive offices)

                                 (401) 831-6755
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

INVESTMENT IN COMPREHENSIVE NEUROSCIENCE, INC.

     As previously reported by Innovative  Clinical  Solutions,  Ltd. ("ICSL" or
the  "Registrant")  on February 7, 2002,  the Registrant  sold its  wholly-owned subsidiary,  Clinical Studies, Ltd. ("CSL), to Comprehensive Neuroscience,  Inc.
("CNS").  The sale was effected  through the merger of CSL with a subsidiary  of
CNS (the "Merger").

     Also as previously reported in the Registrant's  Current Report on Form 8-K dated September 23, 2002 (the "September 23, 2002 Form 8-K"),  subsequent to the
Merger,  a dispute arose  between CNS and ICSL  involving  CSL  liabilities  and post-closing  adjustments  to the CNS stock  escrows.  On September 10, 2002, in connection  with the  settlement of the Gillheeney  litigation  described in the
September  23, 2002 Form 8-K,  ICSL and CNS entered into a Settlement  Agreement
(the "CNS  Settlement  Agreement")  providing for  settlement of the  Gillheeney litigation  and mutual  releases by the  parties of all claims  except as may be asserted  pursuant to the  indemnification  and escrow  provisions of the Merger
Agreement.  In addition,  the provisions of the Escrow Agreement entered into in connection  with the Merger were  amended to provide that up to 2,330,278 of the
7,767,593  shares of CNS Common  Stock  held in the  Litigation  Escrow  (with a valuation  of $1.5 million for  purposes of the Merger  Consideration)  would be available for  satisfaction of any CSL Working Capital  Deficiency to the extent the Working Capital Escrow, Contingent Liabilities Escrow and General Escrow are
insufficient  to satisfy such  deficiency.  The CNS  Settlement  Agreement  also provided that,  subject to the closing of a new convertible note financing of at least  $2.5  million  by CNS (the  "New CNS  Financing"),  ICSL  would  make the following  payments to CNS: (i) $125,000  upon closing of the New CNS  Financing and (ii) subject to the resolution of certain ICSL  contingent  liabilities  and
available  cash,   $125,000  by  March  31,  2003.  These  amounts  as  well  as approximately  $142,000 for CSL liabilities paid or reimbursed by ICSL following the  closing of the  Merger  are to be  treated  as current  assets of CSL as of
December  31, 2001 for  purposes of  determining  the CSL  December  Net Working
Capital and  calculating  any CSL Working  Capital  Deficiency  under the Merger
Agreement.  The New CNS Financing was closed on October 15, 2002,  and ICSL made the first $125,000 payment to CNS on October 21, 2002.

     Under the CNS Settlement Agreement,  subject to the consummation of the New
CNS Financing as described  below,  ICSL has agreed to invest all Excess Cash in
CNS  securities.  "Excess Cash" is defined as all ICSL cash or cash  equivalents that are (i) derived from currently  existing ICSL assets and (ii) not needed to pay or provide  for the  payment of ICSL  liabilities  and  obligations,  all as determined  in good faith by the ICSL Board.  ICSL shall have no  obligation  to invest any Excess Cash if CNS is not  solvent or is in default  under its senior credit facility. The terms on which such Excess Cash is to be invested in CNS as well as the other  provisions of the CNS  Settlement  Agreement are described in the September 23, 2002 Form 8-K which description is incorporated herein by this reference.

     On October 15, 2002, CNS  consummated the New CNS Financing and issued $2.8 million of Tranche B1 Convertible Secured Notes (the "New Money Notes") and $2.4
Tranche B2  Convertible  Secured  Notes (the "Swap  Notes")  (collectively,  the
"Notes"). As part of the New CNS Financing,  each holder of old CNS Notes, which were issued in connection with the Merger ("Old Notes"), who purchased New Money
Notes  with a value  equal to or  greater  than 50% of such Old Note  investor's preemptive  pro  rata  share of the  aggregate  value  of the New  Money  Notes, exchanged  his/her  Old Notes for a Swap Note equal in amount to the face amount plus all accrued and unpaid  interest (the "Accreted  Value") of the Old Note at closing.  The Notes bear interest at "Prime" plus 1.75% (currently 6.5%),  which will be compounded semi-annually and payable in cash or accrue, at CNS's option.
The  collateral  securing  the Notes is all  current  and future  assets of CNS, except those  pledged as part of an existing  asset backed lease  obligation  or equipment or other capital leases incurred in the ordinary course of business.

     The Notes will be subject to redemption by CNS at the higher of fair market value,  as determined by the same appraisal  process as provided under the terms of the Old Notes, on an as converted basis, or at the Accreted Value on February
7, 2006.  Also,  CNS may repurchase all New Money Notes at any time prior to the six-month  anniversary  of the closing of the New CNS Financing at a price equal to 110% of the face amount of the New Money Notes.

     In connection with the New CNS Financing,  CNS effected a 10-for-1  reverse stock split (the "Reverse  Split").  As a result of the Reverse Split, the Notes will be  convertible  into a number of shares of CNS Common Stock  determined by dividing  the Accreted  Value by  $0.484831 at the holder's  option at any time.
Prior to the New CNS Financing,  CNS had outstanding Old Notes with a face value of $3,354,000, which were convertible into 5, 210,502 shares of CNS Common Stock based upon the $0.6437 per share conversion ratio established in connection with the  Merger,  which  resulted  in a  conversion  ratio  for  the  Old  Notes  of approximately  1553.5  shares  (pre-Reverse  Split) for each  $1,000 of Accreted
Value.  The  conversion  ratio of the Swap Notes,  which were  exchanged for Old
Notes in the New CNS Financing,  is  approximately  2062.6 shares  (post-Reverse
Split)  for each  $1,000 of  Accreted  Value  (which  equates  to 20,626  shares
(pre-Reverse Split) for each $1,000 of Accreted Value). Prior to the issuance of the Notes,  the holders of Old Notes waived any  anti-dilution  adjustment under such  notes in  respect  of  future  issuances  by CNS of equity  securities  or equity-linked  securities  at a  price  per  share  equal  to  or  greater  than
$0.484831. Holders of the Notes have the right to vote with the CNS Common Stock on an as-converted  basis, and protective  provisions relating to debt issued or incurred,  declarations  of  dividends,  changes  in  the  current  business  or structure of CNS, and interested party transactions will require the approval of
66.67% of the holders of the Notes and Old Notes.

     In addition to the Notes,  the  purchasers  of the Notes were issued  seven year  warrants  which  entitle  the  holder  to  purchase  an amount of Series A
Preferred Stock equal to 60% of the face amount of the New Money Notes purchased at an  exercise  price  equal to the  liquidation  preference  for the  Series A
Preferred  Stock.  However,  in the  event  that  CNS  exercises  its  right  to repurchase  the New Money Notes,  CNS will have the right to cancel 50% of these warrants.

     CNS presently  has  outstanding  10,400,000  shares of Series A Convertible
Preferred  Stock (the "Series A Preferred  Stock")  which,  prior to the New CNS
Financing,  were  convertible  into 16,516,918  shares of CNS Common Stock based upon the $0.6437 per share conversion  ratio  established in connection with the
Merger.  In  connection  with the New CNS  Financing,  the terms of the Series A
Preferred Stock were amended to provide for "full ratchet" rather than "weighted average" anti-dilution rights, thereby resulting in an adjusted conversion price of $0.484831  upon the issuance of the New Money Notes (after  giving  effect to the  Reverse  Split).  As a  result,  the  Series  A  Preferred  Stock  are  now convertible  into  21,450,773.5  shares of CNS Common  Stock  (which  equates to
214,507,735 shares pre-Reverse Split).

     CNS is also  negotiating  $600,000  of  additional  financing  from  Heller
Healthcare  Finance,  Inc. (the "Heller Line"). In connection with securing such additional  financing,  the holders of certain Old Notes (the "Guarantors") have agreed to  guarantee  the  repayment  of up to $1 million of the Heller  Line in excess of the  borrowing  base. In  consideration  for this  guarantee,  CNS has agreed to issue seven year warrants (the "Common Stock Warrant"), at an exercise price of $0.001 per share,  to acquire an aggregate  of 7,200,000  shares of CNS
Common Stock (pre-Reverse  Split) or a proportional number if the initial amount of the guarantee is other than $600,000. CNS has indicated that it believes that it will  obtain an increase in the Heller  Line,  but there can be no  assurance that CNS will consummate this transaction.

     Consummation of the New CNS Financing  resulted in substantial  dilution of
ICSL's  equity  interest  in  CNS.  Following  the  Reverse  Split  effected  in connection with the New CNS Financing,  ICSL now holds  2,237,406  shares of CNS
Common Stock,  of which  1,712,970  shares are held in escrow to satisfy  ICSL's indemnification  obligations  pursuant  to the Merger  Agreement  and to satisfy adjustments  to the Merger  consideration  based upon  resolution of certain CSL litigation and any CSL Working Capital Deficiency.

     CNS has advised ICSL that to date,  $2.86  million has been invested in the
New Money Notes,  and $2.38  million of Old Notes have been  exchanged  for Swap
Notes. As a result of this financing, ICSL's equity and voting interest has been substantially  diluted from 42.4% to  approximately  5.9% of CNS's common equity determined on an "as converted" basis. CNS may issue additional New Money Notes, which will further dilute ICSL's percentage ownership interest.  In addition, if
CNS issues the Common Stock Warrants as planned in connection with the guarantee of  the  Heller  Line,  ICSL's  ownership  interest  will  be  further  diluted.
Furthermore,  while the  determination of CSL's working capital will not be made until March 31, 2004,  based upon preliminary  numbers,  it is likely that there will be a material working capital deficiency, which will exceed the shares held in the Working  Capital Escrow and result in claims against the General  Escrow, the Contingent  Liabilities  Escrow,  and possibly the Litigation Escrow, all of which would further reduce ICSL's percentage ownership interest in CNS.

     CNS has  informed  ICSL  that it  experienced  a  serious  working  capital shortfall  during  the second and third  quarter  of 2002,  which has  adversely impacted its operations.  Financial information provided by CNS in December 2002 indicates that CNS had total revenues for the three-month and nine-month periods ended September 30, 2002 of $6.5 million and $18.9 million, respectively,  which resulted in a net loss of ($659,000) and ($2.5 million),  respectively  for such periods.  Cash  and  cash  equivalents  decreased  by $1.4  million  during  the nine-month  period from $2.5  million as of December 31, 2001 to $1.1 million as of  September  30,  2002.  Net cash  used in  operating  activities  during  the nine-month  period  totaled $6.3  million,  while net cash provided by investing
activities  and  financing   activities   totaled  $587,000  and  $4.3  million,
respectively.  These  numbers do not  reflect the New CNS  Financing,  which was consummated  on October 15, 2002.  CNS has not provided  ICSL with any financial information  regarding the fourth quarter of 2002, and accordingly,  ICSL cannot provide more current  information  with respect to CNS's operations or financial condition.  However,  CNS did not achieve  profitability  for the 9-month period ended  September  30,  2002 and  there can be no  assurance  that it has or will achieve a  profitable  level of  operations  or that the funds  from the New CNS
Financing will be sufficient to sustain CNS's operations or grow its business.

     THE CNS NEW  FINANCING  ESTABLISHED  A PER SHARE  VALUE FOR THE CNS  COMMON
STOCK (POST-REVERSE SPLIT) OF $0.484831 PER SHARE. THIS VALUATION, TOGETHER WITH
THE SUBSTANTIAL DILUTION OF ICSL'S OWNERSHIP INTEREST RESULTING FROM THE NEW CNS
FINANCING  MEANS THAT ICSL'S  INVESTMENT  IN CNS  CURRENTLY  HAS MINIMAL  VALUE.
MOREOVER,  SHOULD ADDITIONAL FUNDS BE REQUIRED TO FINANCE CNS OPERATIONS,  THERE
CAN BE NO ASSURANCE  THAT SUCH FUNDS WOULD BE AVAILABLE  WHEN  REQUIRED ON TERMS
ACCEPTABLE TO CNS, IF AT ALL. IN SUCH EVENT,  CNS MAY BE REQUIRED TO DISCONTINUE
ITS  OPERATIONS AND ICSL'S  INVESTMENT IN CNS WOULD HAVE NO VALUE.  FURTHERMORE,
EVEN IF AVAILABLE,  SUCH ADDITIONAL FINANCING IS LIKELY TO FURTHER DILUTE ICSL'S
EQUITY INTEREST IN CNS, WHICH DILUTION COULD BE SUBSTANTIAL.

FINANCIAL INFORMATION

     As a result of the  Reverse  Split  effected  in  conjunction  with New CNS
Financing,  ICSL owns  2,237,406  shares of CNS common stock,  which  represents approximately  5.9% of  CNS's  common  equity.  Based  on the  valuation  of CNS established for purposes of the New CNS Financing,  the CNS Common Stock held by
ICSL has an  imputed  value of  approximately  $1.1  million.  Of these  shares,
1,712,970  (or  76.6%)  are held in escrow  to  satisfy  ICSL's  indemnification obligations  pursuant to the Merger Agreement and to satisfy  adjustments to the
Merger consideration based upon resolution of certain CSL litigation and any CSL
Working  Capital  Deficiency.  ICSL  believes  that  there  is  likely  to  be a substantial  CSL  Working  Capital  Deficiency  and  accordingly,  ICSL  will be required to forfeit a  substantial  portion,  and possibly  all, of the escrowed shares  under the  terms of the CNS  Merger  Agreement.  The  forfeiture  of the escrowed  shares could reduce  ICSL's  percentage  ownership in CNS to less than
1.5%.  In such  event,  the CNS Common  Stock held by ICSL would have an imputed value  (based  on the  valuation  established  in  connection  with  the New CNS
Financing) of approximately  $250,000.  ICSL's investment in CNS is illiquid and is not expected to generate cash dividends at any time in the future, if at all.
AS DESCRIBED ABOVE,  RECENT OPERATING  RESULTS OF CNS AND THE DILUTION OF ICSL'S
PERCENTAGE  OWNERSHIP  IN CNS  RESULTING  FROM  THE  NEW  CNS  FINANCING  CREATE
SUBSTANTIAL DOUBT AS TO WHETHER OR NOT ANY RETURN WILL EVER BE RECEIVED FROM THE
REGISTRANT'S INVESTMENT IN CNS.

     As of  February  7,  2002,  the date of the  Merger,  CNS  assumed  all CSL liabilities,  including  the  Abelco  Financing,  LLC line of credit  (which CNS refinanced with GE/Heller Healthcare  Financing,  LLC), the acquisition notes on
CSL's books, as well as leases of CSL sites and the Providence  office,  and the accounts  payable and accrued  expenses of CSL. ICSL has no liability  under the
Abelco  Finance,  or GE  Healthcare,  lines  of  credit.  ICSL  has  no  further responsibility  for CSL's liabilities  (other than through the forfeiture of CNS common stock held in the escrow),  except for possible  contingent  liability on the site leases and the Providence office lease, if CNS does not pay the rentals on the transferred leases.

     Network management's  discontinued operations were closed on July 31, 2002, and all employees  were  terminated  and  operations  ceased.  Expenses  through
December 31, 2002 were covered by the contract with the major customer. The only liability  remaining  with  respect to network  management's  operations  is the network  management office lease in Florida.  To date ICSL's efforts to secure a subtenant for this space have been unsuccessful.  If this space cannot be sublet for the  balance of the lease  term,  ICSL will be liable  for the future  lease payments through 2008 aggregating approximately $1.2 million.

     In addition,  ICSL remains the lessee of additional  Florida  office space,
which  previously   housed  the  corporate   payroll,   benefits,   and  systems
departments' employees, through 2007, at an aggregate cost of approximately $1.0 million.  ICSL is  seeking  to  sublease  these  offices,  but  there  can be no assurance that subletting will be accomplished,  or that the sublease will be at a price that will cover ICSL's lease obligation.

     ICSL is actively working to liquidate its assets and is aggressively trying to settle various disputes, claims and litigation.  Material claims and lawsuits presently  pending  against the  Registrant  are  described  under Item 3, Legal
Proceedings  of its Annual Report on Form 10-K for the fiscal year ended January
31, 2002 and the September 23, 2002 Form 8-K, and additional  claims could arise that would further deplete ICSL's limited  resources.  ICSL's available cash and other liquid assets will be used to pay continuing  operating expenses and legal defense  costs  related  to ongoing  disputes  and  litigation.  There can be no assurance  that  ICSL's  assets  will  be  sufficient  to  satisfy  all  of  its liabilities. To the extent ICSL has cash available in excess of its liabilities, it may be required  under the terms of the CNS  Settlement  Agreement  to invest such funds in CNS. Subject to its obligations under the CNS Settlement Agreement to invest  "Excess Cash" in CNS, ICSL intends to distribute to its  stockholders any assets remaining after satisfaction of its liabilities. HOWEVER, ICSL HAS NO
CURRENT PLANS TO MAKE ANY  DISTRIBUTIONS TO ITS STOCKHOLDERS AND THERE CAN BE NO
ASSURANCE  THAT  ICSL  WILL  EVER  BE  ABLE  TO  MAKE  ANY  DISTRIBUTION  TO ITS
STOCKHOLDERS.

     Upon  execution  of the CNS  Settlement  Agreement,  CNS assumed  financial responsibility  for  costs  and  expenses  associated  with  or  related  to the preparation and filing with the SEC of any and all annual,  quarterly,  periodic or other reports required to be filed by ICSL. In the CNS Settlement  Agreement,
CNS agreed to  provide  audited  December  31,  2001  financial  statements  and
unaudited  quarterly  financial   statements  to  ICSL  promptly  following  the
consummation  of the New CNS  Financing,  together  with any  other  information reasonably requested by ICSL to comply with its reporting  obligations under the securities  laws. To date,  CNS has not provided ICSL with audited  December 31,
2001 financial statements. Furthermore, while CNS provided ICSL in December 2002 with unaudited  balance sheets,  statements of operations and statements of cash flows for the first three calendar quarters of 2002, this financial  information is not  presented  in a manner  that  complies  with the rules  and  regulations promulgated  by  the  Securities  and  Exchange  Commission  ("SEC")  under  the
Securities  Exchange Act of 1934, as amended (the "Exchange Act").  Accordingly,
ICSL is not in a position to file  quarterly  reports  including  CNS  financial
statements  or  provide  the  certifications   required  by  the  newly  enacted
Sarbanes-Oxley  Act ("Sarbanes  Oxley").  ICSL has advised CNS that it will hold
CNS liable for any damages  ICSL  incurs as a result of CNS's  failure to comply with its obligations to provide the required financial information.

DISCONTINUANCE OF PERIODIC REPORTS

     Section  15(d)  of the  Exchange  Act  provides  for the  suspension  of an issuer's periodic reporting  obligations as to any fiscal year if the issuer has fewer than 300  securityholders  at the  beginning  of such fiscal  year.  As of
February 1, 2002, ICSL had fewer than 300 stockholders of record.  ACCORDINGLY,
ICSL'S  OBLIGATION  TO FILE  PERIODIC  REPORTS  ON FORM  10-K AND FORM  10-Q WAS
AUTOMATICALLY  SUSPENDED.  When ICSL  consummated the  transaction  with CNS, it intended to continue  filing  periodic  reports  under the  Exchange Act and the
Shareholders  Agreement  entered into with CNS and the other CNS stockholders at the time of the Merger as well as the CNS Settlement  Agreement obligates CNS to provide the financial information  necessary for ICSL to do so.  Notwithstanding its  contractual  obligations  and repeated  demands by ICSL,  CNS has failed to provide the  required  information.  DUE TO THE  INABILITY OF ICSL TO OBTAIN THE
INFORMATION  NECESSARY TO PREPARE  SEC-COMPLIANT  FINANCIAL  STATEMENTS  AND THE
ADDITIONAL  OBLIGATIONS  IMPOSED ON REPORTING COMPANIES UNDER SARBANES OXLEY, AS
WELL  AS  THE  SUBSTANTIAL   EXPENSE  ASSOCIATED  WITH  A  REPORTING   COMPANY'S
OBLIGATIONS  UNDER  SARBANES  OXLEY  AND  ICSL'S  LIMITED  RESOURCES,  ICSL  HAS
DETERMINED TO DISCONTINUE  SUCH FILINGS.  ACCORDINGLY,  INVESTORS WILL NO LONGER
HAVE  ACCESS TO  CURRENT  FINANCIAL  INFORMATION  REGARDING  ICSL.  AS A RESULT,
STOCKHOLDERS'  ABILITY  TO  TRADE  ICSL  COMMON  STOCK  WILL BE  MATERIALLY  AND
ADVERSELY AFFECTED.

LEGAL PROCEEDINGS

     Bond Opportunity Fund Litigation.  As previously  reported in ICSL's Annual
Report on Form 10-K,  on January 11,  2001,  the Bond  Opportunity  Fund II, LLC
("BOF") and Steven Gidumal filed an amended  complaint (the "BOF  Complaint") in the United States  District  Court for the District of Rhode Island.  (C.A.  No.
00-609T) against certain of ICSL's former executive officers and directors. ICSL is not a party to this litigation,  but may have indemnification  obligations to the defendants.  The Registrant  believes that any  indemnification  obligations will be covered by its directors and officers  insurance  coverage.  In November
2002,  the trial judge granted  defendants'  motion to dismiss as to all but two allegations in the BOF Complaint.

     Dispute With Clinical Research Center P.C. As previously reported in ICSL's
Annual Report on Form 10-K, in October 2001,  the  Registrant  filed a complaint against Clinical  Research Center,  P.C.  ("CRC"),  with which it has a Clinical
Research  Management  Agreement,  in the United  States  District  Court for the
Central  District of Illinois  Springfield  Division (Case No. 01-3326)  seeking temporary and  permanent  injunctive  relief and monetary  damages for breach of contract,  breach of covenant,  and  tortuous  interference  with the  Company's business  relations.  Efforts to mediate the dispute have been  unsuccessful  to date. CRC has brought  counterclaims  against ICSL and CSL and has filed a third party  claim  against  (and is  seeking to obtain  service  on)  certain  former officers and  employees of ICSL and CSL.  Certain of the third party  defendants have  requested  indemnification  from the  Registrant  for costs  and  expenses incurred in defending this litigation.

FORWARD LOOKING STATEMENTS

     Certain  statements  set  forth  above,  including,  but  not  limited  to, statements containing the words "anticipates," "believes," "expects," "intends,"
"will," "may" and similar words constitute forward-looking statements within the
meaning  of  the  Private  Securities   Litigation  Reform  Act  of  1995.  Such
forward-looking  statements are based on management's  current  expectations and include known and unknown risks,  uncertainties and other factors, many of which the  results or  performance  to differ  materially  from any future  results or performance  expressed  or implied  by such  forward-looking  statements.  These statements involve risks,  uncertainties and other factors detailed from time to time in the Registrant's  filings with the Securities and Exchange  Commissions.
The Registrant  cautions investors that any  forward-looking  statements made by the  Registrant  are  not  guarantees  of  future  performance.  The  Registrant disclaims any obligation to update any such factors or to announce  publicly the results  of any  revisions  to any of the  forward-looking  statements  included herein to reflect future events or developments.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE CLINICAL SOLUTIONS, LTD.

By: s/Gerald Hellerman
     ----------------
      Gerald Hellerman, Director

Date: January 21, 2003